                                EXHIBIT 99.02


                               Kellogg Company

                     Salaried Savings and Investment Plan

                           Form 11-K Annual Report

                  for the fiscal year ended October 31, 1993

KELLOGG COMPANY SALARIED
SAVINGS AND INVESTMENT PLAN
FINANCIAL STATEMENTS
AND SCHEDULES
OCTOBER 31, 1993



                             FILED UNDER FORM SE